EXHIBIT 99.3

                                  $149,224,000
                                 Approximate(1)
                                 GSAMP 2004-HE2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

  Overview of the Offered Certificates
  ------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                Approximate Initial
                     Principal        Certificate    Credit   Initial Pass-Through  Average Life    Principal Payment   S&P/ Moody's
  Certificates      Balance (1)           Type       Support        Rate (2)          (yrs)(3)        Window (3)(4)       Ratings
------------------------------------------------------------------------------------------------------------------------------------
M-1                  $58,510,000          Mez        14.45%        LIBOR +[%]           4.94          12/07 - 09/11        AA/Aa2

M-2                  $31,750,000          Mez        10.95%        LIBOR +[%]           4.87          11/07 - 09/11        AA-/A1

M-3                  $13,607,000          Mez         9.45%        LIBOR +[%]           4.85          10/07 - 09/11         A/A2

M-4                  $13,607,000          Mez         7.95%        LIBOR +[%]           4.84          10/07 - 09/11        A-/A3

B-1                  $13,607,000          Sub         6.45%        LIBOR +[%]           4.82          09/07 - 09/11      BBB+/Baa1

B-2                   $9,072,000          Sub         5.45%        LIBOR +[%]           4.82          09/07 - 09/11       BBB/Baa2

B-3                   $9,071,000          Sub         4.45%        LIBOR +[%]           4.82          09/07 - 09/11     BBB-/ Baa3

Total               $149,224,000
------------------------------------------------------------------------------------------------------------------------------------

  Non-Offered Certificates
  ------------------------
------------------------------------------------------------------------------------------------------------------------------------
A                   $717,547,000           Sr        20.90%        LIBOR +[%]           N/A           N/A                  N/A

B-4                  $20,411,000          Sub         2.20%           5.00%             N/A           N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-Off Date.

(2) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

(3) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.

(4) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in September 2034.

     Selected Mortgage Pool Data (5)
     ---------------------------

        ----------------------------------------------------------------

                                                            Aggregate
        ----------------------------------------------------------------
        Scheduled Principal Balance:                        $907,139,209

        Number of Mortgage Loans:                                  5,437

        Avg. Scheduled Principal Balance:                      $ 166,846

        Wtd. Avg. Gross Coupon:                                   7.082%

        Wtd. Avg. Net Coupon(6):                                  6.579%

        Wtd. Avg. Original FICO Score:                               629

        Wtd. Avg. Combined Original LTV Ratio(7):                    85%

        Wtd. Avg.  Std. Remaining Term (months):                     355

        Wtd. Avg.  Seasoning (months):                                 2

        Wtd. Avg.  Months to Roll(8):                                 27

        Wtd. Avg.  Gross Margin(8):                                6.16%

        Wtd. Avg.  Initial Rate Cap(8):                            2.41%

        Wtd. Avg. Periodic Rate Cap(8):                            1.00%

        Wtd. Avg. Gross Max. Lifetime Rate(8):                    13.63%
        ----------------------------------------------------------------

(5) All percentages of mortgage loans calculated herein are percentages of their scheduled principal balances as of the Cut-off Date.

(6) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(7) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.

(8)   Represents the weighted average of the adjustable rate mortgage loans.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by or acquired from Ameriquest Mortgage Company and Olympus Mortgage Company, (together, "Argent") and First NLC Financial Services, LLC ("First NLC").

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 2.20% and excess spread.

o The Argent mortgage loans will be serviced by Countrywide Home Loans Servicing, LP, ("Countrywide"). The First NLC mortgage loans will be serviced by Chase Manhattan Mortgage Corporation ("Chase") and Ocwen Federal Bank FSB ("Ocwen").

o All amounts and percentages herein related to the Mortgage Loans are as of the Cut-Off Date.

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GS04HE2" and on Bloomberg as "GSAMP 04 HE2".

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

o This transaction will contain a one-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts on the Class B-1, B-2, and B-3 Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $31,750,000 and a term of 52 months. (See Appendix A for Interest Rate Cap details).


Selected Mortgage Pool Data by Originator (1)
-----------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                  Argent               First NLC
-------------------------------------------------------------------------------------------------------
 Scheduled Principal Balance:                                    $586,899,466.89       $320,239,742.05
 Number of Mortgage Loans:                                                 3,221                 2,216
 Average Scheduled Principal Balance:                                   $182,210              $144,513
 % of Total Pool Scheduled Principal Balance:                              64.7%                 35.3%
 Weighted Average Gross Coupon:                                           6.873%                7.464%
 Weighted Average FICO Score:                                                629                   628
 % First Lien Loans:                                                        100%                 96.3%
 Weighted Average Combined Original LTV Ratio(2):                             87                    82
 Weighted Average Stated Remaining Term (months):                            354                   355
 Weighted Average Seasoning (months):                                          2                     2
 % Full Doc Loans:                                                         61.9%                 54.6%
 % Purchase Loans:                                                         30.3%                 51.8%
 % Primary Occupancy Loans:                                                88.9%                 96.8%
 % Single Family Loans:                                                    74.8%                 84.4%
 State with highest representation:                                 CA     29.7%            CA   29.8%
 % Adjustable Rate Loans:                                                  63.7%                 83.4%
 % Fixed Rate Loans:                                                       36.3%                 16.7%
-------------------------------------------------------------------------------------------------------

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Cut-Off Date.

(2) Calculated using LTV ratio with respect to first lien loans and combined LTV ratio with respect to second lien loans.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Time Table
----------

Expected Closing Date:                    July 30, 2004

Cut-off Date:                             July 1, 2004

Expected Pricing Date:                    On or before July 23, 2004

First Distribution Date:                  August 25, 2004


Key Terms
---------

Offered Certificates:                     Class M-1, M-2, M-3, M-4, B-1, B-2,
                                          and B-3 Certificates

Fixed Rate Certificates:                  Class B-4 Certificates

Non-Offered Certificates:                 Class A and Fixed Rate Certificates

Class M Certificates:                     Class M-1, M-2, M-3, and M-4
                                          Certificates

Class B Certificates:                     Class B-1, B-2, B-3 and B-4
                                          Certificates

Depositor:                                GS Mortgage Securities Corp.

Manager:                                  Goldman Sachs & Co.

Servicers:                                Upon completion of servicing
                                          transfers, (scheduled to occur by
                                          August 3, 2004), Countrywide Home
                                          Loans Servicing, LP., Chase Manhattan
                                          Mortgage Corporation and Ocwen Federal
                                          Bank FSB

Trustee:                                  Deutsche Bank National Trust Company

Servicing Fee Rate:                       50 bps

Trustee Fee Rate:                         0.29 bps

Expense Fee Rate:                         No more than 51 bps

Distribution Date:                        25th day of the month or the following
                                          Business Day

Record Date:                              For any Distribution Date, the last
                                          Business Day of the accrual period

Delay Days:                               0 day delay on the Offered
                                          Certificates. 24 day delay on the
                                          Fixed Rate Certificates

Day Count:                                Actual/360 basis for the Offered
                                          Certificates. 30/360 basis for the
                                          Fixed Rate Certificates

Due Period:                               The period commencing on the second
                                          day of the calendar month preceding
                                          the month in which the Distribution
                                          Date occurs and ending on the first
                                          day of the calendar month in which
                                          Distribution Date occurs

Interest Accrual Period:                  For the Offered Certificates from the
                                          prior Distribution Date to the day
                                          prior to the current Distribution
                                          Date, except for the initial accrual
                                          period for which interest will accrue
                                          from the Closing Date. For the Fixed
                                          Rate Certificates from and including
                                          the first day of the month prior to
                                          month in which the current
                                          Distribution Date occurs to and
                                          including the last day of such month

Pricing Prepayment
Assumption:                               Adjustable rate mortgage loans: 28%
                                          CPR
                                          Fixed rate mortgage loans: CPR
                                          starting at 10% CPR in month 1 and
                                          increasing to 25% CPR in month 12 (an
                                          approximate 1.364% increase per
                                          month), and remaining at 25% CPR
                                          thereafter


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread:                            The initial weighted average net
                                          coupon of the mortgage pool will be
                                          greater than the interest payments on
                                          the Certificates, resulting in excess
                                          cash flow calculated in the following
                                          manner:

                                          Initial Gross WAC:                                        7.0819%

                                          Less Expense Fee Rate:                                    0.5029%

                                          Net WAC:                                                  6.5790%

                                          Less Initial Wtd. Avg. Certificate Coupon (Approx.)(1):   1.9595%
                                          -----------------------------------------------------------------
                                          Initial Excess Spread:                                    4.6195%

                                          (1)     Assumes 1-month LIBOR equal to
                                                  1.42% and a 30-day first
                                                  month. Certificate Coupon is
                                                  adjusted to account for
                                                  initial overcollateralization.


Servicer Advancing:                       Yes as to principal and interest,
                                          subject to recoverability

Interest Rate Cap Provider:               Goldman Sachs Capital Markets LP. The
                                          short-term unsecured debt obligations
                                          of the guarantor of the cap provider,
                                          The Goldman Sachs Group, Inc., are
                                          rated P-1 by Moody's Investors Service
                                          Inc., A-1 by Standard & Poor's Ratings
                                          Group and F1+ by Fitch Ratings. The
                                          long-term unsecured debt obligations
                                          of the guarantor are rated Aa3 by
                                          Moody's, A+ by S&P and AA- by Fitch

Compensating Interest:                    Ocwen will pay compensating interest
                                          up to the lesser of (A) the aggregate
                                          of the prepayment interest shortfalls
                                          on the Mortgage Loans resulting from
                                          voluntary principal prepayments on the
                                          Mortgage Loans during the month prior
                                          to the month in which the related
                                          Distribution Date occurs and (B) (i)
                                          15 bps per annum on the aggregate
                                          principal balance of the mortgage
                                          loans serviced at the beginning of the
                                          related Due Period for months 1 to 24
                                          and (ii) 50 bps per annum on the
                                          aggregate principal balance of the
                                          mortgage loans at the beginning of
                                          each related Due Period thereafter.

                                          Chase shall provide compensating
                                          interest equal to the lesser of (A)
                                          the aggregate of the prepayment
                                          interest shortfalls on the Mortgage
                                          Loans resulting from voluntary
                                          principal prepayments on the Mortgage
                                          Loans during the month prior to the
                                          month in which the related
                                          Distribution Date occurs and (B) the
                                          aggregate Servicing Fee received by
                                          such Servicer for that Distribution
                                          Date. Chase will not pay compensating
                                          interest for first distribution date.

                                          Countrywide shall provide compensating
                                          interest equal to the lesser of (A)
                                          the aggregate of the prepayment
                                          interest shortfalls on the Mortgage
                                          Loans resulting from voluntary
                                          principal prepayments on the Mortgage
                                          Loans during the month prior to the
                                          month in which the related
                                          Distribution Date occurs and (B) the
                                          aggregate Servicing Fee received by
                                          such Servicer for that Distribution
                                          Date. Countrywide will not pay
                                          compensating interest for first
                                          distribution date.

Optional Clean-up Call:                   The transaction has a 10% optional
                                          clean-up call

Rating Agencies:                          Standard & Poor's Ratings Group and
                                          Moody's Investor Services will each
                                          rate all of the Offered Certificates.

Minimum Denomination:                     $50,000 with regard to each of the
                                          Offered Certificates

Legal Investment:                         It is anticipated that the Offered
                                          Certificates will not be SMMEA
                                          eligible

ERISA Eligible:                           Underwriter's exemption is expected to
                                          apply to all Offered Certificates.
                                          However, prospective purchasers should
                                          consult their own counsel

Tax Treatment:                            All Offered Certificates represent
                                          REMIC regular interests and, to a
                                          limited extent, interests in certain
                                          basis risk interest carryover payments
                                          pursuant to the payment priorities in
                                          the transaction, which interest in
                                          certain basis risk interest carryover
                                          payments will be treated for tax
                                          purposes as an interest rate cap
                                          contract


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Prospectus:                               The Offered Certificates will be
                                          offered pursuant to a prospectus
                                          supplemented by a prospectus
                                          supplement (together, the
                                          "Prospectus"). Complete information
                                          with respect to the Offered
                                          Certificates and the collateral
                                          securing them will be contained in the
                                          Prospectus. The information herein is
                                          qualified in its entirety by the
                                          information appearing in the
                                          Prospectus. To the extent that the
                                          information herein is inconsistent
                                          with the Prospectus, the Prospectus
                                          shall govern in all respects. Sales of
                                          the Offered Certificates may not be
                                          consummated unless the purchaser has
                                          received the Prospectus

                                          PLEASE SEE "RISK FACTORS" IN THE
                                          PROSPECTUS FOR A DESCRIPTION OF
                                          INFORMATION THAT SHOULD BE CONSIDERED
                                          IN CONNECTION WITH AN INVESTMENT IN
                                          THE OFFERED CERTIFICATES


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions
---------------------------------------------------

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap. Interest will be paid monthly, on all of the Fixed Rate Certificates, at a specified rate that will step up after the optional clean-up call date, subject to the WAC Cap. The interest paid to each class of Offered and Fixed Rate Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Certificates attributable to the WAC Cap, will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions
-----------

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.20% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.40% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in August 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 41.80%.

----------------------------------------------------------------------------------------------------------
             Class                 Initial Subordination Percentage            Step-Down Date Percentage
----------------------------------------------------------------------------------------------------------
               A                                20.90%                                  41.80%
----------------------------------------------------------------------------------------------------------
              M-1                               14.45%                                  28.90%
----------------------------------------------------------------------------------------------------------
              M-2                               10.95%                                  21.90%
----------------------------------------------------------------------------------------------------------
              M-3                                9.45%                                  18.90%
----------------------------------------------------------------------------------------------------------
              M-4                                7.95%                                  15.90%
----------------------------------------------------------------------------------------------------------
              B-1                                6.45%                                  12.90%
----------------------------------------------------------------------------------------------------------
              B-2                                5.45%                                  10.90%
----------------------------------------------------------------------------------------------------------
              B-3                                4.45%                                   8.90%
----------------------------------------------------------------------------------------------------------
              B-4                                2.20%                                   4.40%
----------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 38% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure and REO) (ii) during such period the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

----------------------------------------------------------------------------------------------------------------
          Distribution Date                               Cumulative Realized Loss Percentage:

----------------------------------------------------------------------------------------------------------------
       August 2007 - July 2008         2.750% for the first month, plus an additional 1/12th of 1.750% for each month thereafter
----------------------------------------------------------------------------------------------------------------
       August 2008 - July 2009         4.500% for the first month, plus an additional 1/12th of 1.250% for each month thereafter
----------------------------------------------------------------------------------------------------------------
       August 2009 - July 2010         5.750% for the first month, plus an additional 1/12th of 0.750% for each month thereafter
----------------------------------------------------------------------------------------------------------------
      August 2010 and thereafter                                         6.500%
----------------------------------------------------------------------------------------------------------------

Step-up Coupons. For all Offered Certificates the coupon will increase after the first distribution date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates and Class B Certificates will increase to 1.5 times the margin at issuance. For the Fixed Rate Certificates, the coupon will increase by 0.50%.

Class A Pass-Through Rate. The Class A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable), and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate The Class B-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through-Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through-Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of Offered Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes. For the Fixed Rate Certificates on any Distribution Date, from and including the first day of the month prior to month in which the current Distribution Date occurs to and including the last day of such month.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less Expense Fee Rate.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers on the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the proceeds received with respect to the termination of the trust fund.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate) and available during the related Due Period, over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 58.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 71.10% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 78.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (H) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.10% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution
Date) and (I) the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Distributions
-------------

Interest Distributions on the Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated sequentially as follows:

      (i) from Interest Remittance Amounts to the Class A Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A Certificates from prior Distribution Dates,

      (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

      (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates. On each Distribution Date (x) prior to the Step-down Date or (y) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated sequentially as follows:

(a) to the Class A Certificates until their Certificate Principal Balance has been reduced to zero,

(b) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero, and

(c) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero.

On each Distribution Date (x) on or after the Stepdown Date and (y) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A Certificates, the lesser of the remaining Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero

(b) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Class M Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero, and

(c) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Class B Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

      (iii) sequentially to the Class A, M-1, M-2, M-3, M-4, B-1, B-2, B-3 and B-4, Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (iv) to the Class B-1, B-2 and B-3 Certificates, pro rata by principal balance, from any available Interest Rate Cap payments, in each case, up to their respective remaining Basis Risk Carry Forward Amounts.

All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii), sequentially, to the Class B-4, B-3, B-2, B-1, M-4, M-3, M-2, and M-1 Certificates. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its Certificate Principal Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to the Class A Certificates.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
-------------------------------------------------

 Product               No Penalty    0-12 Months   13-24 Months   25-36 Months  37-48 Months  49-60 Months       Total
-----------------   -------------  -------------  -------------  -------------  ------------  ------------  --------------
2 Year ARM            $61,380,426    $17,317,238   $226,503,332    $57,528,018            $0            $0    $362,729,015
2 Year ARM IO           1,938,934      1,550,294     15,538,454        326,400             0             0      19,354,083
3 Year ARM             71,475,138      7,672,094      4,621,214    134,013,047             0             0     217,781,494
3 Year ARM IO             187,600        953,600      1,064,250     38,937,570             0             0      41,143,020
Fixed Rate             27,050,202     24,959,550      8,024,913    205,768,423             0       328,510     266,131,598
-----------------   -------------  -------------  -------------  -------------  ------------  ------------  --------------
TOTAL                $162,032,300    $52,452,777   $255,752,163   $436,573,458            $0      $328,510    $907,139,209
=================   =============  =============  =============  =============  ============  ============  ==============


 Product              No Penalty    0-12 Months    13-24 Months   25-36 Months  37-48 Months  49-60 Months
-----------------   ------------   ------------    ------------  -------------  ------------  ------------
2 Year ARM                  6.77           1.91           24.97           6.34          0.00          0.00
2 Year ARM IO               0.21           0.17            1.71           0.04          0.00          0.00
3 Year ARM                  7.88           0.85            0.51          14.77          0.00          0.00
3 Year ARM IO               0.02           0.11            0.12           4.29          0.00          0.00
Fixed Rate                  2.98           2.75            0.89          22.68          0.00          0.04
-----------------   ------------   ------------    ------------  -------------  ------------  ------------
TOTAL                      17.86%          5.78%          28.19%         48.13%         0.00%         0.04%
=================   ============   ============    ============  =============  ============  ============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-Off Date unless otherwise noted.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Mezzanine and Subordinate Certificates
------------------------------------------------------------------

   The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on July 19, 2004) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par, Class B-3 priced at 97.8113%

o     Settlement date: July 28, 2004

----------------------------------------------------------------------------------------------------------------------------
                                                First Dollar of Loss           LIBOR Flat                 0% Return
----------------------------------------------------------------------------------------------------------------------------
    Class M-1    CDR                                             27.54                      27.86                     29.85
                 Yield                                          4.3098                     3.6697                    0.0156
                 WAL                                              3.83                       3.82                      3.61
                 Modified Duration                                3.54                       3.55                      3.46
                 Principal Window                        May08 - May08              May08 - May08             Mar08 - Mar08
                 Principal Writedown                  4,138.98 (0.01%)       1,550,603.32 (2.65%)     9,084,292.31 (15.53%)
                 Total Collat Loss             163,982,583.53 (18.08%)    165,403,207.96 (18.23%)   171,639,288.72 (18.92%)
----------------------------------------------------------------------------------------------------------------------------
    Class M-2    CDR                                             20.55                      20.84                     21.84
                 Yield                                          4.9136                     3.8397                    0.0265
                 WAL                                              4.41                       4.40                      4.25
                 Modified Duration                                3.98                       4.00                      3.98
                 Principal Window                        Dec08 - Dec08              Dec08 - Dec08             Nov08 - Nov08
                 Principal Writedown                 34,801.80 (0.11%)       1,677,436.51 (5.28%)     6,683,971.42 (21.05%)
                 Total Collat Loss             137,130,678.37 (15.12%)    138,635,090.58 (15.28%)   142,914,988.69 (15.75%)
----------------------------------------------------------------------------------------------------------------------------
    Class M-3    CDR                                             17.97                      18.11                     18.57
                 Yield                                          5.1497                     3.9391                    0.0650
                 WAL                                              4.66                       4.66                      4.53
                 Modified Duration                                4.16                       4.17                      4.16
                 Principal Window                        Mar09 - Mar09              Mar09 - Mar09             Feb09 - Feb09
                 Principal Writedown                  2,706.77 (0.02%)         849,474.79 (6.24%)     3,174,813.42 (23.33%)
                 Total Collat Loss             125,498,974.81 (13.83%)    126,275,870.20 (13.92%)   128,098,210.95 (14.12%)
----------------------------------------------------------------------------------------------------------------------------
    Class M-4    CDR                                             15.60                      15.76                     16.20
                 Yield                                          5.3509                     3.9587                    0.0709
                 WAL                                              4.91                       4.90                      4.75
                 Modified Duration                                4.33                       4.35                      4.33
                 Principal Window                        Jun09 - Jun09              Jun09 - Jun09             May09 - May09
                 Principal Writedown                 52,158.64 (0.38%)       1,080,113.47 (7.94%)     3,495,284.43 (25.69%)
                 Total Collat Loss             113,815,605.95 (12.55%)    114,762,439.42 (12.65%)   116,737,016.20 (12.87%)
----------------------------------------------------------------------------------------------------------------------------
    Class B-1    CDR                                             13.40                      13.65                     14.03
                 Yield                                          5.8872                     4.0408                    0.0486
                 WAL                                              5.16                       5.06                      4.95
                 Modified Duration                                4.46                       4.42                      4.46
                 Principal Window                        Sep09 - Sep09              Aug09 - Aug09             Aug09 - Aug09
                 Principal Writedown                 37,042.79 (0.27%)      1,431,439.33 (10.52%)     4,003,626.29 (29.42%)
                 Total Collat Loss             101,983,027.82 (11.24%)    103,044,219.27 (11.36%)   105,413,317.80 (11.62%)
----------------------------------------------------------------------------------------------------------------------------
    Class B-2    CDR                                             12.02                      12.21                     12.46
                 Yield                                          6.1636                     4.1076                    0.1208
                 WAL                                              5.33                       5.23                      5.13
                 Modified Duration                                4.55                       4.51                      4.54
                 Principal Window                        Nov09 - Nov09              Oct09 - Oct09             Oct09 - Oct09
                 Principal Writedown                  4,783.60 (0.05%)      1,084,162.54 (11.95%)     2,851,867.98 (31.44%)
                 Total Collat Loss              94,020,180.85 (10.36%)     94,812,680.45 (10.45%)    96,443,052.81 (10.63%)
----------------------------------------------------------------------------------------------------------------------------
    Class B-3    CDR                                             10.76                      11.04                     11.26
                 Yield                                          7.8397                     4.1064                    0.0224
                 WAL                                              5.49                       5.34                      5.19
                 Modified Duration                                4.48                       4.44                      4.46
                 Principal Window                        Jan10 - Jan10              Dec09 - Dec09             Dec09 - Dec09
                 Principal Writedown                 80,125.30 (0.88%)      2,049,154.68 (22.59%)     3,734,341.31 (41.17%)
                 Total Collat Loss               86,385,003.72 (9.52%)      87,892,130.07 (9.69%)     89,381,792.52 (9.85%)
----------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data
---------------------------

                               All Mortgage Loans

          -----------------------------------------------------------
          Scheduled Principal Balance(1):               $907,139,209
          Number of Mortgage Loans:                            5,437
          Avg. Scheduled Principal Balance:                $ 166,846
          Wtd. Avg. Gross Coupon:                             7.082%
          Wtd. Avg. Net Coupon(2):                            6.579%
          Wtd. Avg. Original FICO Score:                         629
          Wtd. Avg. Combined Original LTV Ratio(3):              85%
          Wtd. Avg.  Std. Remaining Term (Mo.):                  355
          Wtd. Avg.  Seasoning (Mo.):                              2
          Wtd. Avg.  Months to Roll(4):                           27
          Wtd. Avg.  Gross Margin(4):                          6.16%
          Wtd. Avg.  Initial Rate Cap(4):                      2.41%
          Wtd. Avg. Periodic Rate Cap(4):                      1.00%
          Wtd. Avg. Gross Max. Lifetime Rate(4):              13.63%
          -----------------------------------------------------------

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Cut-Off Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Calculated using LTV ratio with respect to first lien loans and combined LTV ratio with respect to second lien loans.

(4)   Represents the weighted average of the adjustable rate mortgage loans.


                    Distribution By Current Principal Balance

                                                                                                 Weighted
                                               Pct. Of Pool    Weighted                 Avg.     Avg. Orig.
Current Principal    Number Of    Principal    By Principal   Avg. Gross   Weighted   Principal  Combined    Pct. Full   Pct. Owner
    Balance            Loans       Balance       Balance        Coupon     Avg. Fico   Balance      LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            181     $6,323,814          0.70%      10.547%        651    $34,938      92.89%     54.57%        96.30%
$50,001 - $75,000          520     34,094,944          3.76        8.238         617     65,567      83.06      70.91         78.62
$75,001 - $100,000         811     70,914,734          7.82        7.600         614     87,441      84.10      73.80         86.28
$100,001 - $125,000        780     88,019,139          9.70        7.418         617    112,845      85.02      70.15         90.20
$125,001 - $150,000        703     96,462,128         10.63        7.354         615    137,215      85.95      66.89         93.04
$150,001 - $200,000        946    163,795,460         18.06        7.139         622    173,145      85.80      63.54         94.83
$200,001 - $250,000        553    123,884,818         13.66        6.917         632    224,023      85.92      56.16         93.05
$250,001 - $300,000        320     87,509,082          9.65        6.846         630    273,466      86.46      50.97         92.42
$300,001 - $350,000        253     81,894,879          9.03        6.698         644    323,695      86.05      44.28         91.26
$350,001 - $400,000        189     70,999,127          7.83        6.531         640    375,657      84.21      48.47         94.33
$400,001 & Above           181     83,241,084          9.18        6.463         654    459,895      82.82      51.60         90.58
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    5,437   $907,139,209        100.00%       7.082%        629   $166,846      85.26%     59.32%        91.70%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Current Rate

                                                                                                 Weighted
                                               Pct. Of Pool    Weighted                 Avg.     Avg. Orig.
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal  Combined    Pct. Full  Pct. Owner
Current Rate            Loans      Balance       Balance        Coupon     Avg. Fico   Balance      LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below               622  $147,712,582         16.28%       5.623%        665   $237,480      79.47%     81.17%       97.41%
6.00 - 6.49%                613   126,705,523         13.97        6.230         645    206,697      83.28      60.12        93.27
6.50 - 6.99%                986   180,995,043         19.95        6.740         634    183,565      86.30      54.75        90.76
7.00 - 7.49%                841   139,358,280         15.36        7.213         632    165,705      87.26      47.69        88.40
7.50 - 7.99%              1,004   153,671,687         16.94        7.701         609    153,059      87.17      52.40        89.23
8.00 - 8.49%                503    68,902,033          7.60        8.194         596    136,982      87.36      58.97        89.31
8.50 - 8.99%                416    52,723,906          5.81        8.683         583    126,740      86.09      60.49        91.95
9.00% & Above               452    37,070,156          4.09       10.068         599     82,014      89.48      63.19        94.81
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629   $166,846      85.26%     59.32%       91.70%
====================================================================================================================================

                              Distribution By FICO

                                                                                                 Weighted
                                               Pct. Of Pool    Weighted                 Avg.     Avg. Orig.
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal  Combined    Pct. Full  Pct. Owner
   FICO                 Loans      Balance       Balance        Coupon     Avg. Fico   Balance      LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                 167   $32,727,561          3.61%       6.281%        763   $195,973      83.41%     64.41%       85.92%
720 - 739                   107    22,516,899          2.48        6.365         729    210,438      84.28      51.49        89.62
700 - 719                   226    42,013,933          4.63        6.542         709    185,902      85.18      51.35        88.31
680 - 699                   352    63,437,777          6.99        6.545         689    180,221      85.46      49.77        83.09
660 - 679                   451    79,372,655          8.75        6.774         669    175,993      86.68      45.28        86.12
640 - 659                   700   119,364,132         13.16        7.026         650    170,520      86.96      44.71        90.32
620 - 639                   876   151,118,927         16.66        6.991         629    172,510      86.71      48.23        91.91
600 - 619                   869   142,900,708         15.75        7.101         609    164,443      86.53      61.38        93.88
580 - 599                   575    89,186,059          9.83        7.326         589    155,106      85.60      73.59        95.68
560 - 579                   414    64,717,734          7.13        7.584         569    156,323      82.44      76.10        96.29
540 - 559                   340    50,227,348          5.54        7.833         551    147,728      81.92      82.21        96.39
520 - 539                   214    27,797,069          3.06        8.090         530    129,893      79.12      93.74        97.04
500 - 519                   146    21,758,406          2.40        8.055         509    149,030      78.23      92.61        98.51
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629   $166,846      85.26%     59.32%       91.70%
====================================================================================================================================

                           Distribution By Lien Status


                                                                                                  Weighted
                                              Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                     Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Lien Status            Loans      Balance       Balance        Coupon     Avg. Fico   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Lien               5,196  $895,407,458         98.71%       7.028%        628    $172,326       85.07%     59.75%       91.59%
Second Lien                241    11,731,751          1.29       11.231         668      48,679       99.32      26.59       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%       91.70%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution By Combined Original LTV

                                                                                                 Weighted
                                               Pct. Of Pool    Weighted                 Avg.     Avg. Orig.
  Combined            Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal  Combined    Pct. Full  Pct. Owner
Original LTV            Loans      Balance       Balance        Coupon     Avg. Fico   Balance      LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              166   $22,506,392          2.48%       6.543%        616    $135,581      49.53%     75.41%       88.22%
61.00 - 70.00%              249    42,954,828          4.74        6.446         617     172,509      66.14      75.45        93.76
71.00 - 80.00%            1,566   275,518,468         30.37        6.796         632     175,938      78.56      61.22        95.07
81.00 - 85.00%              564    87,152,973          9.61        7.254         597     154,527      84.52      76.06        88.90
86.00 - 90.00%            1,307   224,734,914         24.77        7.251         624     171,947      89.69      54.75        80.65
91.00 - 95.00%            1,285   231,638,756         25.54        7.130         641     180,264      94.79      51.07        98.59
96.00 - 100.00%             300    22,632,878          2.49        9.464         671      75,443      99.96      54.99       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846      85.26%     59.32%       91.70%
====================================================================================================================================

                          Distribution By Original LTV


                                                                                                  Weighted
                                              Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                     Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Original LTV           Loans      Balance       Balance        Coupon     Avg. Fico   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             406   $34,165,210          3.77%       8.141%        634     $84,151       66.65%     58.80%       92.24%
61.00 - 70.00%             249    42,954,828          4.74        6.446         617     172,509       66.14      75.45        93.76
71.00 - 80.00%           1,566   275,518,468         30.37        6.796         632     175,938       78.56      61.22        95.07
81.00 - 85.00%             564    87,152,973          9.61        7.254         597     154,527       84.52      76.06        88.90
86.00 - 90.00%           1,305   224,671,047         24.77        7.251         624     172,162       89.69      54.76        80.64
91.00 - 95.00%           1,272   231,158,688         25.48        7.122         641     181,729       94.79      51.09        98.59
96.00 - 100.00%             75    11,517,995          1.27        7.753         673     153,573       99.96      82.63       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%       91.70%
====================================================================================================================================

                       Distribution By Documentation Type

                                                                                                  Weighted
                                              Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
Documentation        Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Type                   Loans      Balance       Balance        Coupon     Avg. Fico   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                     3,455  $538,222,954         59.33%       6.974%        619    $155,781       84.12%     99.98%       91.84%
Stated                   1,814   335,945,824         37.03        7.264         644     185,196       86.98       0.00        92.28
Limited                    168    32,970,431          3.63        6.987         633     196,253       86.26       0.00        83.38
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%       91.70%
====================================================================================================================================

                          Distribution By Loan Purpose


                                                                                                  Weighted
                                              Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
Loan                 Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Purpose                Loans      Balance       Balance        Coupon     Avg. Fico   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cash-out Refi            2,961  $508,629,760         56.07%       6.979%        614    $171,776       83.90%     69.39%       92.91%
Purchase                 2,147   343,792,025         37.90        7.276         649     160,127       87.67      42.73        89.19
Refinance                  329    54,717,425          6.03        6.823         638     166,314       82.74      69.96        96.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%       91.70%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution By Occupancy Status

                                                                                                  Weighted
                                              Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
Occupancy            Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Status                 Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner                    4,919  $831,806,334         91.70%       7.064%        627    $169,101       85.28%     59.41%      100.00%
Investment                 487    69,618,214          7.67        7.314         654     142,953       84.68      58.80         0.00
Second Home                 31     5,714,660          0.63        6.798         648     184,344       89.66      52.06         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%       91.70%
====================================================================================================================================

                          Distribution By Property Type

                                                                                                 Weighted
                                                Pct. Of Pool   Weighted                 Avg.     Avg. Orig.
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal  Combined    Pct. Full  Pct. Owner
Property Type           Loans      Balance       Balance        Coupon     Avg. Fico   Balance      LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
SFR                       4,314  $708,803,229         78.14%       7.055%        627   $164,303      84.48%     60.98%       93.62%
PUD                         432    79,085,274          8.72        7.186         630    183,068      89.61      53.43        91.50
2-4 Unit                    303    65,027,298          7.17        7.122         647    214,612      85.82      52.58        71.81
Condo                       314    46,059,533          5.08        7.240         640    146,686      89.75      51.83        89.94
Manufactured Housing         52     5,455,948          0.60        7.132         616    104,922      80.26      75.30        94.47
Townhouse                    22     2,707,927          0.30        7.350         630    123,088      81.44      53.33        95.76
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629   $166,846      85.26%     59.32%       91.70%
====================================================================================================================================

                              Distribution By State

                                                                                                  Weighted
                                              Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                     Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
State                  Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                       1,121  $269,693,904         29.73%       6.594%        643    $240,583       82.87%     50.30%       93.96%
FL                       1,370   191,918,261         21.16        7.281         622     140,086       86.39      66.95        91.22
IL                         406    67,301,395          7.42        7.448         626     165,767       86.96      58.59        95.35
NY                         147    45,751,180          5.04        6.791         630     311,233       85.69      52.03        84.18
MI                         265    31,648,198          3.49        7.770         603     119,427       86.29      72.95        94.62
MD                         123    23,547,077          2.60        7.329         622     191,440       85.11      51.77        91.98
AZ                         183    21,613,021          2.38        7.122         640     118,104       87.82      50.56        93.01
CO                          99    16,833,378          1.86        7.038         630     170,034       88.65      50.77        91.44
OH                         150    15,926,601          1.76        7.408         620     106,177       89.01      59.75        77.31
MA                          74    15,629,677          1.72        6.855         642     211,212       82.05      66.67        92.50
Other                    1,499   207,276,517         22.85        7.335         621     138,277       85.94      65.63        90.11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%       91.70%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution By Zip Code

                                                                                                  Weighted
                                              Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                     Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Zip Code               Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
33177                       20    $3,226,596          0.36%       7.131%        614    $161,330       84.52%     81.90%       96.21%
33055                       25     2,923,482          0.32        7.242         629     116,939       87.57      72.51       100.00
33023                       23     2,856,920          0.31        7.410         637     124,214       87.52      71.92        87.51
92336                       12     2,758,712          0.30        7.063         581     229,893       85.05      67.38       100.00
94565                       11     2,680,666          0.30        6.509         673     243,697       82.13      10.39       100.00
92882                        8     2,594,352          0.29        6.219         638     324,294       84.50      64.61       100.00
33015                       16     2,550,254          0.28        7.166         630     159,391       88.76      78.06        94.37
33186                       14     2,518,316          0.28        7.097         625     179,880       86.83     100.00       100.00
33068                       18     2,496,373          0.28        7.350         613     138,687       87.86      71.48        95.86
33027                       10     2,369,413          0.26        6.514         631     236,941       88.19      87.01       100.00
Other                    5,280   880,164,126         97.03        7.085         629     166,698       85.23      58.98        91.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%       91.70%
====================================================================================================================================

                           Distribution By Originator

                                                                                                  Weighted
                                              Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                     Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Originator             Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Argent                   3,221  $586,899,467         64.70%       6.873%        629    $182,210       87.03%     61.90%       88.91%
First NLC                2,216   320,239,742         35.30        7.464         628     144,513       82.01      54.59        96.79
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%       91.70%
====================================================================================================================================

                  Distribution By Remaining Months To Maturity


                                                                                                  Weighted
Remaining                                     Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
Months To            Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Maturity               Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                    165   $12,845,834          1.42%       7.698%        634     $77,854       78.68%     76.19%       93.92%
181 - 240                   59     7,061,795          0.78        6.637         622     119,691       74.41      85.22       100.00
241 - 360                5,213   887,231,580         97.81        7.076         629     170,196       85.44      58.87        91.60
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%       91.70%
====================================================================================================================================

                        Distribution By Amortization Type

                                                                                                  Weighted
                                              Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
Amortization         Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
    Type               Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Year ARM               2,083  $362,729,015         39.99%       7.216%        620    $174,138       89.92%     53.86%       90.86%
2 Year ARM IO               79    19,354,083          2.13        6.529         665     244,988       79.67      30.46        99.20
3 Year ARM               1,383   217,781,494         24.01        7.381         621     157,470       84.72      50.96        93.12
3 Year ARM IO              155    41,143,020          4.54        6.555         661     265,439       79.05       8.55        99.28
Fixed                    1,737   266,131,598         29.34        6.775         640     153,213       80.72      83.54        89.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%       91.70%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Periodic Cap

                                                                                                  Weighted
                                              Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                     Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Periodic Cap           Loans      Balance       Balance        Coupon     Avg. Fico   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                    3,700  $641,007,611         70.66%       7.209%        624    $173,245       87.14%     49.26%       92.42%
N/A                      1,737   266,131,598         29.34        6.775         640     153,213       80.72      83.54        89.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%       91.70%
====================================================================================================================================

                      Distribution By Months To Rate Reset

                                                                                                  Weighted
                                              Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
Months To            Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Rate Reset             Loans      Balance       Balance        Coupon     Avg. Fico   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
12 - 24                  2,162  $382,083,097         42.12%       7.182%        622    $176,727       89.40%     52.68%       91.28%
24 - 36                  1,538   258,924,514         28.54        7.250         628     168,351       83.82      44.22        94.10
N/A                      1,737   266,131,598         29.34        6.775         628     153,213       80.72      83.54        89.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%       91.70%
====================================================================================================================================

                        Distribution By Life Maximum Rate

                                                                                                  Weighted
                                              Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                     Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Life Maximum Rate      Loans      Balance       Balance        Coupon     Avg. Fico   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
12.99% & Below             933  $196,005,653         21.61%       6.321%        641    $210,081       89.35%     52.25%       91.32%
13.00 - 13.49%             562   106,502,192         11.74        6.878         639     189,506       87.16      39.03        92.10
13.50 - 13.99%             679   119,362,452         13.16        7.322         625     175,792       87.17      40.55        90.44
14.00 - 14.49%             487    75,408,557          8.31        7.604         623     154,843       85.94      38.28        93.25
14.50 - 14.99%             470    70,528,160          7.77        7.958         597     150,060       84.91      58.30        95.68
15.00 - 15.49%             215    29,863,975          3.29        8.277         592     138,902       84.50      72.73        93.83
15.50 - 15.99%             188    24,571,564          2.71        8.729         582     130,700       84.18      65.02        96.10
16.00% & Above             166    18,765,057          2.07        9.551         571     113,043       85.11      83.66        95.63
N/A                      1,737   266,131,598         29.34        6.775         640     153,213       80.72      83.54        89.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%       91.70%
====================================================================================================================================

                             Distribution By Margin

                                                                                                  Weighted
                                              Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                     Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Margin                 Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below              656  $113,212,987         12.48%       7.162%        630    $172,581       90.44%     40.16%       83.90%
5.00 - 5.49%                40     9,511,625          1.05        5.453         678     237,791       79.34      59.16       100.00
5.50 - 5.99%               331    69,780,260          7.69        6.680         635     210,817       84.21      41.84        92.15
6.00 - 6.49%             1,291   237,817,470         26.22        7.012         629     184,212       89.51      45.30        92.48
6.50 - 6.99%               423    78,927,193          8.70        6.972         629     186,589       84.98      53.81        97.51
7.00% & Above              959   131,758,076         14.52        8.155         598     137,391       83.45      64.74        96.18
N/A                      1,737  $266,131,598         29.34%       6.775%        640    $153,213       80.72%     83.54%       89.95%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%       91.70%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Available Funds Cap Schedule. The information in the following table has been prepared in accordance with the following assumptions (i) One-Month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                        Class M             Class B
                        Available           Available
   Dist. Date         Funds Cap (%)       Funds Cap (%)
 -------------       --------------      --------------
     Aug-04              7.0489              10.4286
     Sep-04              6.3652              10.4286
     Oct-04              6.5758              10.4286
     Nov-04              6.3623              10.4286
     Dec-04              6.5731              10.4286
     Jan-05              6.3599              10.4286
     Feb-05              6.3589              10.4286
     Mar-05              7.0392              10.4286
     Apr-05              6.3572              10.4286
     May-05              6.5684              10.4286
     Jun-05              6.3560              10.4286
     Jul-05              6.5674              10.4286
     Aug-05              6.3553              10.4286
     Sep-05              6.3551              10.4286
     Oct-05              6.5666              10.4286
     Nov-05              6.3545              10.4286
     Dec-05              6.5661              10.4286
     Jan-06              6.3540              10.4286
     Feb-06              6.3538              10.4286
     Mar-06              7.0342              10.4286
     Apr-06              6.3532              10.4286
     May-06              6.5709              10.4286
     Jun-06              7.1999              10.4286
     Jul-06              7.4568              10.4286
     Aug-06              7.2165              10.4286
     Sep-06              7.2155              10.4286
     Oct-06              7.4549              10.4286
     Nov-06              7.2154              10.4286
     Dec-06              7.8441              10.4286
     Jan-07              7.5957              10.4286
     Feb-07              7.5948              10.4286
     Mar-07              8.4071              10.4285
     Apr-07              7.5922              10.4286
     May-07              7.8481              10.4285
     Jun-07              8.3724              10.4285
     Jul-07              8.9507              10.4285
     Aug-07              8.6622              10.4285
     Sep-07              8.6599              10.4285
     Oct-07              8.9463              10.4210
     Nov-07              8.6581              10.4285
     Dec-07              9.4937              10.4285
     Jan-08              9.2883              10.4285
     Feb-08              9.2866              10.4285
     Mar-08              9.9242              10.4285
     Apr-08              9.2812              10.4285
     May-08              9.5905              10.4285
     Jun-08              9.8070              10.4284
     Jul-08              10.2372             10.4284
     Aug-08              9.9049              10.4284
     Sep-08              9.9017              10.4284
     Oct-08              10.2285             10.4284
     Nov-08              9.8961              10.4284
     Dec-08              10.3870             10.3870
     Jan-09              10.1458             10.1458
     Feb-09              10.1431             10.1431
     Mar-09              11.2262             11.2262
     Apr-09              10.1364             10.1364
     May-09              10.4716             10.4716
     Jun-09              10.2865             10.2865
     Jul-09              10.7254             10.7254
     Aug-09              10.3765             10.3765
     Sep-09              10.3730             10.3730
     Oct-09              10.7151             10.7151
     Nov-09              10.3659             10.3659
     Dec-09              10.7084             10.7084
     Jan-10              10.3594             10.3594
     Feb-10              10.3559             10.3559
     Mar-10              11.4616             11.4616
     Apr-10              10.3489             10.3489
     May-10              10.6903             10.6903
     Jun-10              10.3419             10.3419
     Jul-10              10.6830             10.6830
     Aug-10              10.3349             10.3349
     Sep-10              10.3315             10.3315
     Oct-10              10.6723             10.6723
     Nov-10              10.3245             10.3245
     Dec-10              10.6651             10.6651
     Jan-11              10.3176             10.3176
     Feb-11              10.3142             10.3142
     Mar-11              11.4155             11.4155
     Apr-11              10.3073             10.3073
     May-11              10.6474             10.6474
     Jun-11              10.3005             10.3005
     Jul-11              10.6403             10.6403
     Aug-11              10.2937             10.2937


Notes:

(1) Annualized coupon based on total interest paid to the certificates including accrued certificate interest, unpaid interest amounts and basis risk carry forward amount divided by current certificate balance

(2) Includes proceeds received from the cap

(3) Run to maturity assuming 100% PPC, no losses and 1 month and 6 month LIBOR rate of 20%



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    Class M Available   Class B Available
   Dist. Date         Funds Cap (%)       Funds Cap (%)

           Sep-11        10.2903             10.2903
           Oct-11        10.6298             10.6298
           Nov-11        10.2835             10.2835
           Dec-11        10.6228             10.6228
           Jan-12        10.2768             10.2768
           Feb-12        10.2734             10.2734
           Mar-12        10.9783             10.9784
           Apr-12        10.2667             10.2667
           May-12        10.6055             10.6055
           Jun-12        10.2601             10.2601
           Jul-12        10.5986             10.5986
           Aug-12        10.2534             10.2534
           Sep-12        10.2501             10.2501
           Oct-12        10.5884             10.5884
           Nov-12        10.2435             10.2435
           Dec-12        10.5816             10.5816
           Jan-13        10.2370             10.2370
           Feb-13        10.2337             10.2337
           Mar-13        11.3266             11.3266
           Apr-13        10.2272             10.2272
           May-13        10.5648             10.5648
           Jun-13        10.2208             10.2208
           Jul-13        10.5581             10.5581
           Aug-13        10.2143             10.2143
           Sep-13        10.2111             10.2111
           Oct-13        10.5482             10.5482
           Nov-13        10.2047             10.2047
           Dec-13        10.5416             10.5416
           Jan-14        10.1984             10.1984
           Feb-14        10.1952             10.1952
           Mar-14        11.2841             11.2841
           Apr-14        10.1889             10.1889
           May-14        10.5253             10.5253
           Jun-14        10.1827             10.1827
           Jul-14        10.5189             10.5189
           Aug-14        10.1765             10.1765
           Sep-14        10.1734             10.1734
           Oct-14        10.5093             10.5093
           Nov-14        10.1672             10.1672
           Dec-14        10.5030             10.5030
           Jan-15        10.1611             10.1611
           Feb-15        10.1581             10.1581
           Mar-15        11.2431             11.2431
           Apr-15        10.1520             10.1521
           May-15        10.4873            ----------
           Jun-15        10.1460            ----------
           Jul-15        10.4811            ----------
           Aug-15        10.1400            ----------
           Sep-15        10.1371            ----------
           Oct-15        10.4719            ----------
           Nov-15        10.1312            ----------
           Dec-15        10.4658            ----------
           Jan-16        10.1253            ----------
           Feb-16        10.1224            ----------
           Mar-16        10.8174            ----------
           Apr-16        10.1166            ----------
           May-16        10.4508            ----------
           Jun-16        10.1109            ----------
           Jul-16        10.4449            ----------
           Aug-16        10.1052            ----------
           Sep-16        10.1023            ----------
           Oct-16        10.4362            ----------
           Nov-16        10.0967            ----------
           Dec-16        10.4304            ----------
           Jan-17        10.0911            ----------
           Feb-17        10.0884            ----------
           Mar-17        11.1662            ----------
           Apr-17        10.0828            ----------
           May-17        10.4161            ----------
           Jun-17        10.0774            ----------
           Jul-17        10.4105            ----------
           Aug-17        10.0720            ----------
           Sep-17        10.0693            ----------
           Oct-17        10.4022            ----------
           Nov-17        10.0640            ----------
           Dec-17        10.3967            ----------
           Jan-18        10.0587            ----------
           Feb-18        10.0561            ----------
           Mar-18        11.1308            ----------
           Apr-18      ----------           ----------
           May-18      ----------           ----------
           Jun-18      ----------           ----------
           Jul-18      ----------           ----------
           Aug-18      ----------           ----------
           Sep-18      ----------           ----------
           Oct-18      ----------           ----------
           Nov-18      ----------           ----------
           Dec-18      ----------           ----------
           Jan-19      ----------           ----------
           Feb-19      ----------           ----------
           Mar-19      ----------           ----------
           Apr-19      ----------           ----------
           May-19      ----------           ----------
           Jun-19      ----------           ----------
           Jul-19      ----------           ----------
           Aug-19      ----------           ----------
           Sep-19      ----------           ----------
           Oct-19      ----------           ----------
           Nov-19      ----------           ----------
           Dec-19      ----------           ----------
           Jan-20      ----------           ----------
           Feb-20      ----------           ----------
           Mar-20      ----------           ----------
           Apr-20      ----------           ----------
           May-20      ----------           ----------
           Jun-20      ----------           ----------
           Jul-20      ----------           ----------
           Aug-20      ----------           ----------
           Sep-20      ----------           ----------

Notes:

(1) Annualized coupon based on total interest paid to the certificates including accrued certificate interest, unpaid interest amounts and basis risk carry forward amount divided by current certificate balance

(2) Includes proceeds received from the cap

(3) Run to maturity assuming 100% PPC, no losses and 1 month and 6 month LIBOR rate of 20%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A
----------

This transaction will contain a one-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts on the Class B-1, B-2, and B-3 Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $31,750,000 and a term of 52 months.

The Interest Rate Cap Strike Rate Schedule
------------------------------------------


         Distribution Period
               (months)                           Strike Rate (%)
      -------------------------              -------------------------
                  1                                   4.62029
                  2                                   3.93656
                  3                                   4.14720
                  4                                   3.93371
                  5                                   4.14448
                  6                                   3.93129
                  7                                   3.93026
                  8                                   4.61056
                  9                                   3.92856
                  10                                  4.13978
                  11                                  3.92737
                  12                                  4.13883
                  13                                  3.92672
                  14                                  3.92646
                  15                                  4.13803
                  16                                  3.92594
                  17                                  4.13749
                  18                                  3.92542
                  19                                  3.92517
                  20                                  4.60564
                  21                                  3.92465
                  22                                  4.14235
                  23                                  4.77131
                  24                                  5.02825
                  25                                  4.78787
                  26                                  4.78686
                  27                                  5.02633
                  28                                  4.78683
                  29                                  5.41556
                  30                                  5.16714
                  31                                  5.16625
                  32                                  5.97857
                  33                                  5.16369
                  34                                  5.41957
                  35                                  5.94394
                  36                                  6.52220
                  37                                  6.23368
                  38                                  6.23142
                  39                                  6.51775
                  40                                  6.22961
                  41                                  7.06520
                  42                                  6.85983
                  43                                  6.85816
                  44                                  7.49570
                  45                                  6.85269
                  46                                  7.16202
                  47                                  7.37862
                  48                                  7.80882
                  49                                  7.47646
                  50                                  7.47328
                  51                                  7.80005
                  52                                  7.46765
                  53                                  0.00000


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     FOR ADDITIONAL INFORMATION PLEASE CALL:


             ----------------------------------------------------
                                    Goldman
             ----------------------------------------------------

               Mortgage Finance
               ----------------
               Michelle Gill                    (212) 357-8721

               Structuring
               -----------
               Jonathan Heagle                  (212) 902-1692

               Trading
               -------
               Kevin Gasvoda                    (212) 902-8768
               Dariush Pouraghabagher           (212) 902-2131
               Justin Mahoney                   (212) 357-5295

             ----------------------------------------------------



             ----------------------------------------------------
                             Rating Agency Contacts
             ----------------------------------------------------

               Moody's
               -------
               Dhruv Mohinra                    (212) 553-4143

               Standard & Poor's
               -----------------
               Linda Wu                         (212) 438-1567
             ----------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.